                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          February 28, 1996
                                                --------------------------------


                           Kagan Media Partners, L.P.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Delaware                0-17507          22-2931567
--------------------------------------------------------------------------------
     (State or Other Jurisdiction    (Commission        (IRS Employer
           of Incorporation)         File Number)     Identification No)


                126 Clock Tower Place, Carmel, California 93923
--------------------------------------------------------------------------------


Registrant's telephone number, including area code             408-624-1536
                                                   -----------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Kagan Media Partners, L.P. issued 1,388,473 units of limited partnership interest which were outstanding at December 31, 1995. The net asset value, on a per unit basis, based upon the audited financial statements at December 31, 1995 is $4.46.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Kagan Media Partners, L.P. (Registrant)
                                By:  Mezzanine Capital Corporation
                                     Administrative General Partner

Date: February 28, 1996         By:  /s/ Joseph P. Ciavarella
                                     --------------------------------------
                                     Joseph P. Ciavarella
                                     Vice President, Secretary, Treasurer and
                                     Chief Financial and Accounting Officer